UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2010

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	91-1696175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue N., Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2010, Jones Soda Co. (the "Company") received a Nasdaq Staff Determination Letter (the "Letter") from the Nasdaq Stock Market Listing Qualifications Department (the "Staff") indicating that the Company has not regained compliance in accordance with the $1.00 per share minimum bid requirement for continued listing under Nasdaq Listing Rule 5550(a)(2) (the "Minimum Bid Requirement"). The Company had been initially notified on September 15, 2009 that the bid price for its common stock had closed below the Minimum Bid Requirement. In accordance with Nasdaq Listing Rules, the Company was provided 180 calendar days to regain compliance with the Minimum Bid Requirement. The 180 calendar day compliance period expired on March 15, 2010. The Letter further indicted that unless the Company requests a hearing to appeal the Staff’s determination by March 23, 2010, trading of the Company’s common stock will be suspended at the opening of business on March 25, 2010, and the Company’s common stock will be removed from listing on the Nasdaq Stock Market.

The Company plans to request a hearing before a Nasdaq Hearings Panel (the "Panel") to appeal the Staff’s delisting determination. The request for a hearing will stay the suspension of the Company’s common stock pending the issuance of the Panel’s written decision. Accordingly, the Company’s common stock is expected to continue to be listed on the Nasdaq Capital Market pending the conclusion of the appeal process. There can be no assurance that the Panel will grant the Company’s request for continued listing.

On March 22, 2010, the Company issued a press release announcing the receipt of the Letter and the Company’s current intention to appeal the Staff’s delisting determination. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On March 22, 2010, the Company issued a press release announcing that it had terminated the exclusivity provisions of a letter of intent with Reed’s, Inc., previously announced on March 9, 2010, in order to explore an unsolicited, nonbinding transaction proposal submitted by another third party. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated March 22, 2010 regarding Nasdaq delisting

99.2 Press Release dated March 22, 2010 regarding unsolicited transaction proposal

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

March 22, 2010	By:	/s/ Michael R. O'Brien

Name: Michael R. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 22, 2010 regarding Nasdaq delisting
99.2	Press Release dated March 22, 2010 regarding unsolicited transaction proposal